UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
March 5, 2023
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COUPANG, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-40115	27-2810505
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
720 Olive Way, Suite 600
Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 333-3839
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	CPNG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2023, the Board of Directors (the “Board”) of Coupang, Inc. (the “Company”) increased the size of the Board from seven to eight members and appointed Ambereen Toubassy as a director of the Company to fill the resulting vacancy, effective March 8, 2023. The Board also appointed her to serve on the Audit Committee of the Board effective upon her appointment to the Board.

In connection with her appointment, Ms. Toubassy was granted a restricted stock unit (“RSU”) award covering 6,020 shares of the Company’s Class A common stock under the Company’s 2021 Equity Incentive Plan, entitled to vest in full on the earlier of the date of the next annual meeting of stockholders following the date of grant or the one-year anniversary of the date of grant. Ms. Toubassy is also eligible to participate in the Company's director compensation policy for non-employee directors, as follows: (1) an RSU award covering a number of shares of the Company’s Class A common stock having a value of $300,000, on the date of each annual meeting of stockholders following which she will continue as a non-employee director, and (2) an RSU award covering a number of shares of the Company’s Class A common stock having a value of $12,500 for service as a member of the Audit Committee of the Board. Ms. Toubassy also will enter into an indemnification agreement with the Company in the same form as its other directors have entered, which is filed as Exhibit 10.3 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 1, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUPANG, INC.

By:	/s/ Harold Rogers
Harold Rogers
General Counsel and Chief Administrative Officer

Date: March 9, 2023